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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 23, 2007


                             SEMOTUS SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


             NEVADA                       0-21069                36-3574355
(State or other jurisdiction of         (Commission            (I.R.S.Employer
 incorporation or organization)         File Number)         Identification No.)


               718 University Ave., Suite 202 Los Gatos, CA 95032
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               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 399-6120
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              (Registrant's Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 23, 2007 we amended the $200,000 Convertible Promissory Note issued on February 1, 2007 to Miro Knezevic and Gail L. Knezevic, Co-Trustees, Knezevic Family Trust dated June 30, 1992 (the "Note") to increase the maximum number of shares authorized to be issued upon conversion of the Note from 177,853 to 308,152.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On October 23, 2007, Miro Knezevic and Gail L. Knezevic, Co-Trustees, Knezevic Family Trust dated June 30, 1992 requested the conversion of the entire outstanding principal amount of $200,000 of their Convertible Promissory Note and all accrued interest up to and including October 23, 2007, which comes to a total of $214,520.55, into restricted common shares of Semotus Solutions, Inc. at a conversion price equal to $0.69615 per share (a 15% discount to the ten day average trading price prior to the date of conversion), which equals a total of 308,152 shares of our restricted common stock.

As part of the terms of the amendment to the note, we agreed to grant certain piggyback registration rights on the 130,299 shares that have not yet been registered on a registration statement with the Securities and Exchange Commission, to qualify the resale of these shares of common stock issuable upon the conversion of the note.

Some of the securities to be issued in this conversion have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements of the Securities Act of 1933. The appropriate restrictive legend will be placed on the certificate and stop transfer instructions will be issued to the transfer agent.

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit Number    Description                                               Location
--------------    ---------------                                           ---------------
2.1               Investment Agreement by and among Semotus Solutions,      Incorporated by reference to Exhibit 2.2 of Registrant's
                  Inc. and Miro Knezevic and Gail L. Knezevic,              Form 8-K filed on February 7, 2007.
                  Co-Trustees, Knezevic Family Trust dated June 30, 1992
                  dated February 1, 2007.
4.1               Convertible Promissory Note dated February 1, 2007.       Incorporated by reference to Exhibit 4.1 of Registrant's
                                                                            Form 8-K filed on February 7, 2007.
4.2               Amendment to the Convertible Promissory Note dated        Filed electronically herewith.
                  October 23, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              SEMOTUS SOLUTIONS, INC.

Date: October 26, 2007                        By: /s/ Anthony N. LaPine
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                                                  Anthony N. LaPine,
                                                  Chief Executive Officer